                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 11, 2005
                                                           -------------

                                   NUCO2 INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

  FLORIDA                            0-27378                 65-0180800
  -------                            -------                 ----------
 (State or Other Jurisdiction     (Commission                (IRS Employer
  of Incorporation)               File Number)               Identification No.)

   2800 S.E. MARKET PLACE, STUART, FLORIDA                          34997
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   (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

            On July  11,  2005,  the  Board of  Directors  appointed  Steven  J.
Landwehr as director and to the Compensation and Stock Option Committee. Exhibit
99.1 to this Form 8-K is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

       (c)  Exhibits.

            Exhibit No.     Description
            -----------     -----------

            99.1            Press Release of the Company dated July 11, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NUCO2 INC.

Date:       July 13, 2005
                                             By: /s/ Eric M. Wechsler
                                                 -------------------------------
                                                 Eric M. Wechsler,
                                                 General Counsel